                                          OPPENHEIMER HIGH INCOME FUND/VA
                                 (a series of Oppenheimer Variable Account Funds)
                                       Supplement dated June 25, 2002 to the
                                           Prospectus dated May 1, 2002

         The  Prospectus  is changed  as  follows.  The  paragraph  titled  "Portfolio  Managers"  in page 8 of the
Prospectus is deleted in its entirety and replaced with the following:

         |X|  Portfolio  Managers.  The  portfolio  managers  of the Fund are Thomas P.  Reedy,  David P. Negri and
         Dimitrois  Kourkoulakos.  They are the persons  principally  responsible for the day-to-day  management of the Fund's portfolio,  Mr. Reedy since January 1998, Mr. Negri since May 1999 and Mr.  Kourkoulakos  since
         June 2002. All are Vice  Presidents of the Fund, and Messrs.  Reedy and  Kourkoulakos  are Vice Presidents
         and Mr.  Negri is Senior  Vice  President  of the  Manager.  They also  serve as  officers  and  portfolio managers for other  Oppenheimer  funds.  Mr. Negri has been employed by the Manager  since June 1989,  Mr.
         Reedy since 1998 and Mr. Kourkoulakos since 1995.

         June 25, 2002                                                          PS640.001